NOVEMBER 2019

AFL-CIO HIT

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING DEVELOPMENT

The AFL-CIO Housing Investment Trust (HIT) is a $6.6 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

AFL-CIO HIT Invests $51.9 Million in 95 Saint Alphonsus Street Apartments in Boston, Massachusetts



The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $66.7 million new construction of the 95 Saint Alphonsus Street Apartments in Boston, MA. The six-story project will create 115 new units of housing with 13% of those units affordable to families earning 70% or less of the Area Median Income under the City's Inclusionary Zoning program. It is located in the Mission Hill neighborhood of the city, adjacent to the Longwood Medical area.

This project will be the second phase of a residential development located at the corner of Tremont Street and Saint Alphonsus Street in Boston. The project will contain a mix of studios, one-bedroom and two-bedroom units. The project will also contain community and common area space.

The project is HIT's 32nd project in the City of Boston.

HIT Investment $51.9 Million	Total Development Cost $66.7 Million	115 Units of housing, with 13% affordable units	478,300 Hours of Union Construction Work Generated	$19.1 Million Tax revenue generated	$114.2 Million Total economic benefit

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT

invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, *www.aflcio-hit.com.*

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.